    PIPER

   GROWTH

    FUNDS

   [LOGO]

    1995

ANNUAL REPORT





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                                TABLE OF CONTENTS
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EMERGING GROWTH FUND
This fund seeks long-term capital appreciation. To achieve its objective, the fund invests primarily in common stocks and securities convertible into common stocks of emerging growth companies, emphasizing those with headquarters, offices or manufacturing facilities in states where Piper Jaffray maintains offices. Dividend and interest income, if any, are incidental to the fund's objective. As with other mutual funds, there can be no assurance that this fund will achieve its objective. The fund's Nasdaq symbol is PJEGX.

Letter to Shareholders . . . . . . . . 2
Investments in Securities. . . . . . . 9
Financial Statements and Notes . . . .14
Independent Auditors' Report . . . . .24
Federal Tax Information. . . . . . . .25


EQUITY STRATEGY FUND
This fund seeks high total investment return consistent with prudent investment risk. To achieve its objective, the fund invests primarily in common stocks and securities convertible into, or carrying the rights to buy, common stocks of companies representing a number of sectors of the economy. As with other mutual funds, there can be no assurance that this fund will achieve its objective. The fund's Nasdaq symbol is SEPFX.

Letter to Shareholders . . . . . . . . 5
Investments in Securities. . . . . . .11
Financial Statements and Notes . . . .14
Independent Auditors' Report . . . . .24
Federal Tax Information. . . . . . . .25


VALUE FUND
This fund's primary objective is long-term capital appreciation with secondary objectives of current income and conservation of principal. The fund invests in a broadly diversified mix of stocks from many industries. At least 60% of the fund's total assets must be invested in large companies with market values of more than $500 million. Up to 40% of the fund's total assets may be invested in small- to medium-sized companies. As with other mutual funds, there can be no assurance that this fund will achieve its objective. The fund's Nasdaq symbol is PJVLX.

Letter to Shareholders . . . . . . . . 7
Investments in Securities. . . . . . .13
Financial Statements and Notes . . . .14
Independent Auditors' Report . . . . .24
Federal Tax Information. . . . . . . .25




     THIS REPORT IS INTENDED FOR SHAREHOLDERS OF PIPER EMERGING GROWTH FUND, PIPER EQUITY STRATEGY FUND AND PIPER VALUE FUND, BUT IT MAY ALSO BE USED AS SALES LITERATURE IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE PROSPECTUS GIVES DETAILS ABOUT THE CHARGES, INVESTMENT RESULTS, RISKS AND OPERATING POLICIES OF THE FUNDS.

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                              SHAREHOLDER SERVICES
-------------------------------------------------------------------------------


AS A SHAREHOLDER IN PIPER FUNDS, YOU HAVE ACCESS TO A FULL RANGE OF SERVICES AND BENEFITS. CHECK YOUR PROSPECTUS FOR DETAILS ABOUT SERVICES AND ANY LIMITATIONS THAT MIGHT APPLY TO YOUR FUND.


LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.


QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.


WAIVER OF SALES CHARGES
Money market funds carry no sales charges.*
Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.


AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.


CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.


CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.


AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund into many other Piper funds.*


AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.


EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.


REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.


SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.


ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.


CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.


$25 MILLION SHAREHOLDER PROTECTION
If you have a Piper Jaffray PRIME or PAT account, you are protected up to $25 million in the unlikely event that Piper Jaffray were to fail financially. This is in addition to basic Securities Investor Protection Corporation (SIPC) coverage, which protects up to $500,000 in cash and securities ($100,000 in cash only) per customer. This protection does not cover market loss.


  * AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

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                              EMERGING GROWTH FUND
-------------------------------------------------------------------------------


November 15, 1995


Dear Shareholders:


EMERGING GROWTH FUND'S TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30 WAS 34.68%,* NOT INCLUDING THE FUND'S SALES CHARGE.
During this time, the fund did not make any distributions. Emerging Growth Fund outpaced the S&P MidCap 400 Index return of 25.77% and the Lipper MidCap Funds Average return of 28.63% for the same one-year period.


DECLINING INTEREST RATES, MODERATE ECONOMIC GROWTH AND MODEST INFLATION PROVIDED A GOOD ENVIRONMENT FOR SMALL- AND MEDIUM-SIZED COMPANIES. After favoring technology stocks during the first part of 1995, investors' interests broadened during the third quarter into other sectors of the small- and mid-cap markets. Emerging Growth Fund's holdings of high-quality companies with low debt, strong earnings growth and solid business fundamentals performed well and contributed to the fund's outperformance of the Lipper MidCap Funds Average and the S&P MidCap 400 Index over the past year. Emerging Growth Fund's emphasis on two of this year's strongest performing sectors - technology and health care - was also a factor in the fund's strong performance.


WE STILL BELIEVE THE TECHNOLOGY SECTOR OFFERS CONSIDERABLE LONG-TERM GROWTH POTENTIAL, EVEN AFTER ITS STUNNING PERFORMANCE OVER THE PAST TWO YEARS. The need for companies to control costs and enhance productivity and the huge investments made in on-line services and networking products have created an extremely favorable atmosphere for strong growth in the technology sector. We believe many technology companies will continue to experience high earnings growth as demand for their products remains strong. Cisco Systems, for example, is a company based in California that supplies enterprise networks, access servers and network management software. We began investing in this company more than four years ago and its growth and performance have been very impressive.


After a dramatic rise in the technology sector's valuations, we recently sold some of our technology holdings. Due to our favorable outlook for this sector, however, we would likely add to the portfolio's current


[PHOTOS]

SANDRA SHREWSBURY, CFA (ABOVE)
IS PRIMARILY RESPONSIBLE FOR THE MANAGEMENT OF EMERGING GROWTH FUND'S PORTFOLIO. SHE HAS 12 YEARS OF FINANCIAL EXPERIENCE.

CURT MCLEOD, CFA (MIDDLE)
ASSISTS WITH THE MANAGEMENT OF EMERGING GROWTH FUND'S PORTFOLIO. HE HAS NINE YEARS OF FINANCIAL EXPERIENCE.

RICHARD FILIPPONE, CFA (BELOW)
ASSISTS WITH THE MANAGEMENT OF EMERGING GROWTH FUND'S PORTFOLIO. HE HAS 23 YEARS OF FINANCIAL EXPERIENCE.

Maxine Rossini, CFA (pictured on page 7)
ASSISTS WITH THE MANAGEMENT OF EMERGING GROWTH FUND'S PORTFOLIO. SHE HAS 20 YEARS OF FINANCIAL EXPERIENCE.


Portfolio Composition
September 30, 1995
[PIE GRAPH]
INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


  * PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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                              EMERGING GROWTH FUND
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technology weighting should this sector experience a correction in the coming months. As of September 30, 25% of the fund's assets were invested in technology stocks, compared to 17% for the S&P MidCap 400 Index.


WE ALSO BELIEVE THE LONG-TERM PROSPECTS FOR THE HEALTH CARE SECTOR REMAIN VERY FAVORABLE. Cost containment initiatives have dominated the health care industry over the past few years. In this environment, managed care companies such as health maintenance organizations (HMOs) have developed and their further growth is now being fueled by political forces. Demographic trends -- such as an aging population -- also make the growth prospects for the health care area very attractive. Our portfolio weighting in health care is currently 13%, compared to 8% for the S&P MidCap 400 Index.


DUE TO CAUTIOUS CONSUMER SPENDING, WE ARE UNDERWEIGHTING OUR HOLDINGS IN THE CONSUMER AREAS OF THE MARKET. While the ongoing restructuring in U.S. industries has been good news for corporate profits, it has caused Americans to be cautious with their spending because of some concerns over job security. In addition, consumer debt levels remain high by some measures. Many consumer areas -- such as the retail and restaurant industries -- face significant competition, which results in lower profit margins for many of these companies and limits their growth rates. Consequently, it's more difficult to find companies in these industries that meet the growth criteria of Emerging Growth Fund.


WITH ECONOMIC FORECASTS CALLING FOR MODERATE ECONOMIC GROWTH AND INFLATION, WE REMAIN OPTIMISTIC ABOUT THE MID-CAP MARKET. We believe the environment for the U.S. stock market remains positive, even after gains of more than 27% for many stocks so far this year. Smaller-sized stocks should continue to outperform their larger-sized counterparts, as they have since late 1990. A common belief among some investment professionals is that smaller-sized stocks tend to outperform and underperform in seven-year cycles. For instance, small-caps outperformed from 1974-1983 and underperformed from 1983-1990. If history repeats itself -- of course there is no guarantee it will -- the outlook for smaller-sized stocks could remain highly favorable for a few more years.


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

[GRAPH]

$10,000 INVESTED IN APRIL 1990 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $25,137. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEXES OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS, EXPECT THE NASDAQ AND S&P MIDCAP 400 INDEXES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. AS DISCUSSED IN LAST MAY'S SEMIANNUAL REPORT, PRIOR TO MAY 1995, THE FUND'S PERFORMANCE WAS COMPARED TO THE NASDAQ INDEX. IN FUTURE REPORTS, THE FUND WILL BE COMPARED TO ONLY THE S&P MIDCAP 400 INDEX AND THE LIPPER MIDCAP FUNDS AVERAGE.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE

One Year . . . . . . . . . . . . .29.30%
Five Year. . . . . . . . . . . . .23.91%
Since Inception (4/23/90). . . . .18.46%

ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12B-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

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                              EMERGING GROWTH FUND
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THERE ARE, OF COURSE, POTENTIAL SETBACKS FOR THIS GROUP. Mid-cap stocks tend to be sensitive to increases in interest rates. While we do not foresee a rise in interest rates, indications of an economy that is growing too strongly could cause the Federal Reserve to increase short-term rates. In addition, disappointing corporate earnings reports could cause some nervousness with investors. We remind you, however, that greater short-term volatility in mid-cap stocks compared to large-cap stocks should be expected, in exchange for their potential for greater long-term growth.


AGAIN, OUR LONG-TERM OUTLOOK FOR THIS GROUP REMAINS FAVORABLE AND WE WOULD VIEW ANY CORRECTION IN THE MARKET AS AN EVEN GREATER BUYING OPPORTUNITY. Thank you for your investment in Emerging Growth Fund. If you have any questions, please contact your Piper Jaffray Investment Executive.


Sincerely,




/s/ Sandra Shrewsbury
Sandra Shrewsbury
Portfolio Manager


TOP 10 EQUITY HOLDINGS
EACH STOCK IS REPRESENTED AS A PERCENTAGE OF THE PORTFOLIO.

1  Green Tree Financial. . . . . . .3.2%
2  TCF Financial . . . . . . . . . .2.5%
3  ADC Telecommunications. . . . . .2.2%
4  First Financial Management. . . .2.1%
5  Thermo Electron . . . . . . . . .2.1%
6  MGIC Investment Group . . . . . .2.1%
7  HFS . . . . . . . . . . . . . . .2.0%
8  CUC International . . . . . . . .2.0%
9  Cisco Systems . . . . . . . . . .1.9%
10 West One Bancorp. . . . . . . . .1.9%

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                              EQUITY STRATEGY FUND
-------------------------------------------------------------------------------


November 15, 1995


Dear Shareholders:


EQUITY STRATEGY FUND'S TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30 WAS 13.88%,* WHICH DOES NOT REFLECT THE FUND'S SALES CHARGE BUT INCLUDES REINVESTED DISTRIBUTIONS. The S&P 500 Index's total return was 29.7% and the Lipper Capital Appreciation Funds Average total return was 25.22% for the same one-year period.


OUR VERY CAUTIOUS VIEW ABOUT THE MARKET EARLY IN THE YEAR CAUSED THE FUND TO UNDERPERFORM THE S&P 500 AND THE LIPPER AVERAGE. In the first few months of 1995, the S&P 500 Index and the Dow Jones Industrial Average were experiencing significant moves. However, market breadth, that is the percentage of stocks advancing versus declining, was rather weak. Only a very narrow segment of the market, particularly large-cap stocks that make up the S&P 500 and the Dow, was moving strongly forward. Typically, when the popular averages move to new highs but market breadth is poor, the market experiences an overall downturn.


CONSEQUENTLY, WE TOOK DEFENSIVE MEASURES IN THE FUND. As we have during other periods of market uncertainty, we increased our cash position and "shorted" S&P 500 futures contracts. This type of defensive (hedging) strategy is used to limit decreases in the value of the fund's securities and is effective when the S&P 500 Index declines. However, since the S&P 500 Index increased in value, it was unsuccessful.

 BY MAY OF THIS YEAR, WE BEGAN TO SEE GREATER STRENGTH IN THE OVERALL MARKET, SO WE DECREASED OUR CASH POSITION AND INVESTED IN THE HEALTH CARE, COMMERCIAL AND INDUSTRIAL SERVICES, AND FINANCIAL SECTORS. This positioning benefited the fund as these sectors, along with technology, were the strongest performers during the third quarter. Health care stocks -- an area where we remain overweighted compared to the market - moved more than 20% during the quarter alone, as investors' interest increased in small -- and mid-sized health care companies. The fund's total return of 10.7% for the third quarter, which does not reflect the fund's sales charge, outpaced the S&P 500 Index's return of 7.94% and the Lipper Capital Appreciation Funds Average return of 9.69% for the same period. The fund did not make any distributions during this period.


WE VIEW THE LONG-TERM PROSPECTS FOR THE HEALTH CARE SECTOR AS VERY POSITIVE. Health care stocks did not perform well during the first few


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


[PHOTO]

EDWARD NICOSKI, CFA
IS PRIMARILY RESPONSIBLE FOR THE MANAGEMENT OF EQUITY STRATEGY FUND'S PORTFOLIO. HE HAS 25 YEARS OF FINANCIAL EXPERIENCE.


PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

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                              EQUITY STRATEGY FUND
-------------------------------------------------------------------------------


years after the Clinton Administration came to office, primarily due to government proposals for industry reform based on price controls. This caused great pressure on many of these stocks. Since then, this sector has bounced back as the threat of government regulation has faded. Additionally, this sector has benefited from technological improvements, including some very successful new products in the biotech area. More accommodative approval procedures by the Federal Drug Administration and demographic trends make health care an even more attractive sector over the long term. As of September 30, health care stocks accounted for 16% of the fund's total assets, compared to 9% for the overall market.


WE ALSO FAVOR THE TECHNOLOGY SECTOR OVER THE LONG TERM. After making tremendous gains this year, technology stocks have recently been under pressure, but many still remain near historical highs. While we view technology as a good long-term prospect, in the near-term the high prices warrant a weighting approximately equal to the overall market.


OUR LARGEST OVERWEIGHTING IS IN THE COMMERCIAL AND INDUSTRIAL SERVICES SECTOR. While this sector makes up a relatively small portion of the market (4%), our exposure here is relatively significant (14% of the fund's total assets). These companies tend to have fairly predictable earnings growth, which has helped them be in favor recently due to mixed economic reports regarding the strength of the economy.


EVEN THOUGH A RECESSION DOES NOT APPEAR TO BE ON THE HORIZON, INVESTORS HAVE BECOME INCREASINGLY CONCERNED ABOUT THIRD QUARTER EARNINGS AND FOURTH QUARTER PROSPECTS. Accordingly, we have trimmed our holdings among sectors that are more economically sensitive -- such as basic materials and industrial manufacturing -- which have typically underperformed the market in the fourth quarter in recent years.


DUE TO OUR SHORT-TERM UNCERTAINTY ABOUT THE MARKET, WE ARE MAINTAINING A MORE BALANCED PORTFOLIO AMONG SECTORS AND INCREASING OUR CASH RESERVES, WHICH ARE CURRENTLY 6% OF THE FUND'S TOTAL ASSETS AS OF SEPTEMBER 30. Our long-term outlook, however, remains quite positive, and we will be looking for a more opportune time to buy later this year. If you have any questions about your investment, please contact your Piper Jaffray Investment Executive.


Sincerely,



/s/ Edward P. Nicoski
Ed Nicoski
Portfolio Manager


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

[GRAPH]

$10,000 INVESTED IN MARCH 1987 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $20,417. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR THE AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE

One Year . . . . . . . . . . . . . 9.32%
Five Year. . . . . . . . . . . . .15.71%
Since Inception (3/16/87). . . . . 8.71%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES, WHICH MAY NOT BE WAIVED IN THE FUTURE. OTHERWISE, THE AVERAGE ANNUALIZED TOTAL RETURNS WOULD HAVE BEEN 15.37% FIVE YEAR AND 8.37% SINCE INCEPTION. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12b-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

TOP 10 EQUITY HOLDINGS
EACH STOCK IS REPRESENTED AS A PERCENTAGE OF THE PORTFOLIO.

1  SBC Communications. . . . . . . . 3.5%
2  Household International . . . . . 3.3%
3  Amgen . . . . . . . . . . . . . . 2.7%
4  Symantec. . . . . . . . . . . . . 2.6%
5  Potash Corp. of Saskatch. . . . . 2.6%
6  TCF Financial . . . . . . . . . . 2.5%
7  Daka International. . . . . . . . 2.4%
8  Verifone. . . . . . . . . . . . . 2.4%
9  A.G. Edwards. . . . . . . . . . . 2.3%
10 Molex Inc. Cl'A'. . . . . . . . . 2.2%

                                   VALUE FUND
-------------------------------------------------------------------------------


November 15, 1995


Dear Shareholders:


PIPER VALUE FUND'S TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30 WAS 20.6%,* WHICH DOES NOT REFLECT THE FUND'S SALES CHARGE BUT INCLUDES REINVESTED DISTRIBUTIONS. In an environment characterized by mixed messages concerning the strength of the U.S. economy, the stock market -- as measured by the S&P 500 Index -- was up 29.7% for the same one-year period. The Lipper Growth Funds Average total return was 25.87%.


OUR OVERWEIGHTING IN CYCLICAL STOCKS CAUSED THE FUND TO LAG THE S&P 500 INDEX, AS INVESTORS CONTINUED TO WORRY ABOUT THE STRENGTH OF THE ECONOMY. Economic reports in early September suggested a slowing economy which, along with some disappointing corporate earnings reports, caused investors to shy away from economically sensitive stocks. Investors fled to defensive stocks, such as utilities and consumer nondurables, which have relatively predictable earnings growth regardless of the economy's direction.

 WE CONTINUE TO FAVOR CYCLICAL STOCKS -- SUCH AS COMPANIES IN THE BASIC MATERIALS, CAPITAL GOODS AND RETAIL TRADE SECTORS -- SINCE THESE ARE THE AREAS WHERE WE SEE THE BEST VALUES. Cyclical stocks have been underperforming the market since 1993. We believe the low valuations reflected in their shares fully discount the current economic weakness and the potential for a recession in 1996. Their poor relative performance and our expectations for continued long-term earnings growth create what we believe to be outstanding values in high-quality companies. One company we like in particular is Morton International, a basic materials company based out of Chicago that makes specialty chemicals, automotive inflatable restraint systems (air bags) and salt. We believe it is selling at a substantial discount to its long-term value and its earnings growth rate is higher than that of the overall market, based on the S&P 500 Index.

 WE RECENTLY INCREASED OUR HOLDINGS IN THE BASIC ENERGY SECTOR. Companies in this sector -- particularly oil drilling and service companies -- have undergone major restructuring that has improved their profit margins. Technological advances have lowered the cost of oil exploration which, when combined with declining oil reserves and increasing demand, creates an environment for solid growth. We have not seen such attractive fundamentals for this industry since the period from 1986 to 1990 -- when energy stocks had strong relative performance. We are now overweighted in the energy sector compared to the S&P 500 Index.


* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


[PHOTOS]

STEVE MARKUSEN, CFA
IS PRIMARILY RESPONSIBLE FOR THE MANAGEMENT OF
VALUE FUND'S PORTFOLIO. HE HAS 11 YEARS OF
FINANCIAL EXPERIENCE.

MAXINE ROSSINI, CFA
ASSISTS WITH THE MANAGEMENT OF VALUE FUND'S PORTFOLIO. SHE HAS 20 YEARS OF FINANCIAL EXPERIENCE.


PORTFOLIO COMPOSITION
SEPTEMBER 30, 1995

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.

                                   VALUE FUND
-------------------------------------------------------------------------------


WE BELIEVE THE OUTLOOK FOR THE ECONOMY REMAINS POSITIVE, WHICH SHOULD BENEFIT THE FUND'S OVERWEIGHTED POSITION IN CYCLICAL STOCKS. We don't see the excesses in the economy that in the past have led to a recession, such as a build up in inflation, production bottlenecks or inventory excesses. We anticipate that the U.S. Economy will grow at a modest growth rate in 1996 of approximately 2% to 2.5%, after finishing slightly stronger in the fourth quarter due to holiday spending. Corporate earnings, which grew by 22.5% in 1994, are estimated to grow by 18.5% in 1995 and 14.5% or less in 1996. As long as corporate earnings are increasing and inflation remains modest, we believe the outlook for stocks remains positive.


THE FUND'S BOARD OF DIRECTORS RECENTLY APPROVED A RECOMMENDATION TO CHANGE THE NAME OF PIPER VALUE FUND TO PIPER GROWTH FUND -- A CHANGE THAT WILL NOT AFFECT THE FUND'S INVESTMENT STRATEGY OR OBJECTIVE. Over the past few years, the characteristics of "value" and "growth" investing have become more narrowly defined. For example, when selecting stocks for the portfolio, Piper Value Fund's portfolio managers have always emphasized each company's earnings growth rate, a factor not typically associated with value investing. Additionally, value investing often has a strong emphasis on income. While Piper Value Fund invests in securities for current income, income is only a secondary objective and is not given as much emphasis as do many value funds. Finally, Piper Value Fund has always had a growth-oriented bias by emphasizing stocks that trade at a discount to the value of their projected future earnings. While this is also a feature of value investing, we believe it is more often viewed as a growth-oriented strategy. Consequently, we believe the name Piper Growth Fund better reflects the fund's investment strategy.


WE WILL CONTINUE TO INVEST IN HIGH-QUALITY COMPANIES THAT OFFER ATTRACTIVE VALUES. In addition, we will maintain approximately 50 to 60 stocks in the portfolio and keep in direct contact with the management of these companies. In doing so, we believe we will be able to make better buy and sell decisions. Because the market has already reflected inflationary fears in stock prices, our outlook for our holdings is quite positive going forward. We remind you to maintain your long-term outlook while you pursue your investment goals. If you have any questions, please contact your Piper Jaffray Investment Executive.


Sincerely,




/s/ Steve Markusen
Steve Markusen
Portfolio Manager


VALUE OF $10,000 INVESTED
SEPTEMBER 30, 1995

[GRAPH]

$10,000 INVESTED IN MARCH 1987 AND HELD THROUGH SEPTEMBER 30, 1995, WOULD HAVE GROWN TO $24,908. THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 4%, WHILE NO SUCH CHARGES ARE REFLECTED IN THE INDEX OR AVERAGE. ALL PERFORMANCE FIGURES INCLUDE REINVESTED DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


AVERAGE ANNUALIZED TOTAL RETURNS
THROUGH 9/30/95, INCLUDING 4% SALES CHARGE

One Year . . . . . . . . . . . . .15.78%
Five Year. . . . . . . . . . . . .14.95%
Since Inception (3/16/87). . . . .11.27%

ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS. SINCE THE FUND'S INCEPTION, THE FUND'S DISTRIBUTOR HAS VOLUNTARILY LIMITED 12b-1 FEES. HAD THE LIMITATION NOT BEEN IN EFFECT, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

TOP 10 EQUITY HOLDINGS
EACH STOCK IS REPRESENTED AS A PERCENTAGE OF THE PORTFOLIO.

1  Enron . . . . . . . . . . . . . . 4.0%
2  AlliedSignal  . . . . . . . . . . 3.9%
3  Morton International. . . . . . . 3.7%
4  AirTouch Communications . . . . . 3.6%
5  Tandy . . . . . . . . . . . . . . 3.6%
6  Schlumberger LTD. . . . . . . . . 2.9%
7  Magna International . . . . . . . 2.7%
8  Medtronic . . . . . . . . . . . . 2.5%
9  Halliburton . . . . . . . . . . . 2.5%
10 Norwest . . . . . . . . . . . . . 2.4%

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

EMERGING GROWTH FUND
SEPTEMBER 30, 1995

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (91.7%):
 BASIC ENERGY (2.9%):
  Apache ................................................    110,000     $2,887,500
  Belden & Blake Corp ...................................     60,000(b)   1,140,000
  Lomak Petroleum .......................................     37,500(b)     318,750
  Noble Affiliates ......................................    110,000      2,901,250
                                                                         ----------
                                                                          7,247,500
                                                                         ----------

 BASIC MATERIALS (6.0%):
  Albany International ..................................    115,000      2,688,125
  Englehard Corp ........................................     75,000      1,903,125
  Magna Copper ..........................................    100,000(b)   1,875,000
  Material Sciences .....................................     50,000(b)     881,250
  Morton International ..................................    100,000      3,100,000
  Sealed Air Corp .......................................     50,000(b)   2,756,250
  Valspar Inc ...........................................     50,000      1,912,500
                                                                         ----------
                                                                         15,116,250
                                                                         ----------

 CAPITAL GOODS AND SERVICES (8.3%):
  Federal Signal Corp ...................................    100,000      2,225,000
  Greenfield Industries .................................     75,000      2,306,250
  N.N. Ball and Roller ..................................     37,500        646,874
  Pentair ...............................................     50,000      2,250,000
  Synalloy Corp .........................................     97,500      2,230,313
  Tetra Tech Inc ........................................     50,000(b)   1,162,500
  Thermo Electron .......................................    105,000(b)   4,869,375
  United Waste System ...................................     65,000(b)   2,713,750
  Wabash National Corp ..................................     75,000      2,653,125
                                                                         ----------
                                                                         21,057,187
                                                                         ----------

 COMMERCIAL SERVICES (3.0%):
  Franklin Quest Company ................................     65,000(b)   1,592,500
  G & K Services ........................................     50,000      1,162,500
  Interim Services Inc ..................................     50,000(b)   1,350,000
  Merrill ...............................................     73,000      1,350,500
  Sensormatic Electronics ...............................     90,000      2,070,000
                                                                         ----------
                                                                          7,525,500
                                                                         ----------

 CONSUMER DURABLES (2.2%):
  Danaher ...............................................     50,000      1,637,500
  Logan's Roadhouse Inc .................................     30,000(b)     525,000
  Moovies, Inc ..........................................     30,000(b)     588,750
  Station Casino's Inc ..................................     50,000(b)     768,750
  Sunbeam Oster .........................................    140,000      2,082,500
                                                                         ----------
                                                                          5,602,500
                                                                         ----------

 CONSUMER NON-DURABLES (1.5%):
  Tommy Hilfiger ........................................    120,000(b)   3,900,000
                                                                         ----------

 CONSUMER SERVICES (7.3%):
  American Radio Systems ................................     25,000(b)     618,750
  CUC International .....................................    135,000      4,708,125
  Daka International ....................................     20,000(b)     655,000
  Gaylord Entertainment .................................     42,000      1,139,250
  HFS Inc ...............................................     90,000(b)   4,713,750
  Infinity Broadcasting .................................    112,500      3,684,375
  Papa John's International Inc .........................      5,000(b)     225,000

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
  Stewart Enterprises ...................................     75,000     $2,718,750
                                                                         ----------
                                                                         18,463,000
                                                                         ----------

 FINANCIAL SERVICES (14.0%):
  Commercial Federal Corp ...............................     70,000      2,502,500
  Edwards, A.G. .........................................    165,000      4,393,125
  Finova Group ..........................................     80,000      3,560,000
  Green Tree Financial ..................................    120,000      7,320,000
  MGIC Investment .......................................     85,000      4,866,250
  TCF Financial .........................................    100,000      5,825,000
  West One Bancorp ......................................    110,000      4,413,750
  World Acceptance ......................................    180,000      2,565,000
                                                                         ----------
                                                                         35,445,625
                                                                         ----------

 HEALTH CARE (13.3%):
  Allied Healthcare Products ............................     30,000        551,250
  American Medical Response .............................     60,000(b)   1,702,500
  Cerner ................................................    100,000(b)   3,425,000
  Community Health Systems ..............................     50,000(b)   2,018,750
  Elan PLC ADR ..........................................     65,000(b)   2,697,500
  Genesis Health Ventures ...............................     65,000(b)   2,323,750
  Healthsource ..........................................     50,000(b)   2,406,250
  Idexx Laboratories ....................................     80,000(b)   2,980,000
  Medaphis Corp .........................................    124,000(b)   3,472,000
  Nellcor ...............................................     50,000(b)   2,487,500
  Oxford Health Plans ...................................     30,000      2,182,500
  Patterson Dental Co ...................................     75,000(b)   1,987,500
  Phycor Inc ............................................    123,750(b)   4,238,438
  Physician Reliance Network ............................     30,000(b)   1,110,000
                                                                         ----------
                                                                         33,582,938
                                                                         ----------

 RETAIL TRADE (5.0%):
  Autozone ..............................................     80,000(b)   2,040,000
  Barnes & Noble ........................................     60,000(b)   2,295,000
  Fastenal Company ......................................     75,000      2,737,500
  Kohl's ................................................     60,000(b)   3,112,500
  Office Depot ..........................................     80,000(b)   2,410,000
                                                                         ----------
                                                                         12,595,000
                                                                         ----------

 TECHNOLOGY (24.9%):
  ADC Telecommunications ................................    110,000(b)   5,005,000
  Baan Co ...............................................     25,000(b)   1,125,000
  Bisys Group ...........................................     60,000(b)   1,530,000
  Business Objects ......................................     25,000(b)   1,065,625
  Cambridge Technology Partners .........................     40,000(b)   2,030,000
  Ceridan Corp ..........................................     70,000(b)   3,106,250
  Checkfree .............................................     20,000(b)     400,000
  Cheyenne Software .....................................    100,000(b)   2,000,000
  cisco Systems .........................................     65,000(b)   4,485,000
  Digi International ....................................    120,000(b)   3,390,000
  EMC ...................................................    115,000(b)   2,084,375
  First Financial Management ............................     50,000      4,881,250
  Hyperion Software Corp ................................     50,000(b)   2,837,500
  Informix ..............................................    100,000(b)   3,250,000
  Inso Corporation ......................................     95,000(b)   3,063,750
  Lam Research ..........................................     40,000(b)   2,390,000
  Shiva Corp ............................................     25,000(b)   1,531,250
  Silicon Graphics ......................................     60,000(b)   2,062,500
  Softkey International .................................     75,000(b)   3,318,750

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

EMERGING GROWTH FUND
(CONTINUED)

                                                            Number
                                                           of Shares
                                                              or
                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
  Spectrian Corp ........................................     25,000(b)  $  853,125
  Teradyne Inc ..........................................     70,000      2,520,000
  Ultratech Stepper Inc .................................     60,000(b)   2,535,000
  Verifone ..............................................    100,000(b)   2,787,500
  VLSI Technology Inc ...................................     40,000(b)   1,370,000
  Xilinx ................................................     70,000(b)   3,368,750
                                                                         ----------
                                                                         62,990,625
                                                                         ----------

 TRANSPORTATION (1.7%):
  Railtex Inc. ..........................................     45,000(b)     900,000
  Wisconsin Central Transportation ......................     50,000(b)   3,337,500
                                                                         ----------
                                                                          4,237,500
                                                                         ----------

 UTILITIES (1.6%):
  Frontier ..............................................    150,000      3,993,750
                                                                         ----------

   Total Common Stock
    (cost: $131,593,672)  ...............................                231,757,375
                                                                         ----------

SHORT-TERM SECURITIES (7.3%):
  Repurchase agreement with Goldman Sachs in a joint
   trading account collateralized by U.S. government
   agency securities, acquired on 9/29/95, accrued
   interest at repurchase date of $9,849, 6.44%, 10/2/95
   (cost: $18,353,000) ..................................  18,353,000    18,353,000
                                                                         ----------

   Total Investments in Securities (99.0%)
    (cost: $149,946,672)(c)  ............................                250,110,375
                                                                         ----------

   Other assets in excess of liabilities (1.0%)  ........                 2,521,645
                                                                         ----------
   Net assets (100.0%) ................................ $                252,632,020
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) ALSO REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE:

      GROSS UNREALIZED APPRECIATION .... $  103,501,447
      GROSS UNREALIZED DEPRECIATION ......  (3,337,744)
                                            ----------
        NET UNREALIZED APPRECIATION .... $  100,163,703
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

EQUITY STRATEGY FUND
SEPTEMBER 30, 1995

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (97.1%):
 BASIC ENERGY (5.0%):
  Baker Hughes ..........................................     40,000     $  815,000
  Consolidated Natural Gas ..............................     15,000        605,625
  Tidewater Inc .........................................     35,000        984,375
                                                                         ----------
                                                                          2,405,000
                                                                         ----------

 BASIC MATERIALS (6.0%):
  Air Products & Chemicals ..............................      5,000        260,625
  International Paper ...................................     10,000        420,000
  Potash Corp of Saskatchewan ...........................     20,000      1,245,000
  Union Carbide .........................................     25,000        993,750
                                                                         ----------
                                                                          2,919,375
                                                                         ----------

 COMMERCIAL AND INDUSTRIAL SERVICES (14.3%):
  Accustaff .............................................      2,500(b)      91,875
  BDM International .....................................      1,000(b)      27,500
  Browning-Ferris .......................................     20,000        607,500
  Cadmus Communications .................................     15,000        378,750
  Ceridan Corp ..........................................     20,000(b)     887,500
  Danka Business Systems - ADR ..........................     10,000        361,250
  First Data ............................................     15,000        930,000
  IMCO Recycling ........................................     20,000        452,500
  Manpower Inc ..........................................     21,200        614,800
  Reuter Holdings PLC ...................................     10,000        528,750
  Romac International ...................................      5,000(b)      83,125
  RR Donnelley and Sons .................................     15,000        585,000
  Sunguard Data Systems .................................     10,000(b)     290,000
  Verifone ..............................................     40,000(b)   1,115,000
                                                                         ----------
                                                                          6,953,550
                                                                         ----------

 CONSUMER CYCLICAL (9.4%):
  Barnes & Noble ........................................     10,000(b)     382,500
  Cooker Restaurant .....................................     20,000        215,000
  Daka International ....................................     35,000(b)   1,146,250
  Dayton Hudson Corp ....................................      5,000        379,375
  Federated Department Stores ...........................     30,000(b)     851,250
  Talbots ...............................................     10,000        396,250
  Tandy .................................................      5,000        303,750
  Tommy Hilfiger ........................................      5,000(b)     162,500
  Tribune ...............................................      5,000        331,875
  Ultimate Electronics ..................................     30,000(b)     360,000
                                                                         ----------
                                                                          4,528,750
                                                                         ----------

 CONSUMER STAPLES (2.9%):
  Avon Products .........................................     10,000        717,500
  Casey's General Stores ................................     30,000        678,750
                                                                         ----------
                                                                          1,396,250
                                                                         ----------

 FINANCIAL SERVICES (13.8%):
  American Express ......................................     20,000        887,500
  Edwards, A.G. .........................................     40,000      1,065,000
  First Interstate Bancorp ..............................      5,000        503,750
  Household International ...............................     25,000      1,550,000
  J.P. Morgan ...........................................      7,000        541,625
  Morgan Stanley ........................................     10,000        961,250

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
  TCF Financial .........................................     20,000     $1,165,000
                                                                         ----------
                                                                          6,674,125
                                                                         ----------

 HEALTH CARE (17.2%):
  Agouron Pharmaceuticals ...............................     15,000(b)     433,125
  Amgen .................................................     25,000(b)   1,246,875
  Ballard Medical Products ..............................     20,000        327,500
  Biomet ................................................     20,000(b)     345,000
  Cephalon ..............................................     20,000(b)     547,500
  Circon Corp ...........................................     40,000(b)     805,000
  HBO & Company .........................................     10,000        625,000
  Medstone International ................................     10,000(b)     108,750
  Neurogen Corp .........................................     15,000(b)     331,875
  Sequus Pharmaceuticals ................................     35,000(b)     404,688
  Stryker ...............................................     20,000        932,500
  Target Therapeutics ...................................     10,000(b)     700,000
  United Healthcare .....................................      5,000        244,375
  Ventritex Inc .........................................     30,000(b)     648,750
  Vital Signs Inc .......................................     30,000        616,875
                                                                         ----------
                                                                          8,317,813
                                                                         ----------

 INDUSTRIAL MANUFACTURING (5.3%):
  Allied-Signal .........................................     10,000        441,250
  Emerson Electric ......................................     10,000        715,000
  Federal Signal Corp ...................................     18,400        409,400
  Kennametal Inc ........................................     15,000        543,750
  Northern Technologies Inc .............................     10,000         70,000
  Rexel Inc .............................................     40,000(b)     405,000
                                                                         ----------
                                                                          2,584,400
                                                                         ----------

 TECHNOLOGY (19.7%):
  Aspect Telecommunications .............................     20,000(b)     540,000
  Autodesk ..............................................     20,000        875,000
  Boeing ................................................     10,000        682,500
  Compaq Computer .......................................     10,000(b)     483,750
  Inference Corp ........................................      1,000(b)      15,000
  Informix ..............................................     20,000(b)     650,000
  Intel .................................................     10,000        601,250
  Intervoice Inc ........................................     20,000(b)     457,500
  Loral Corp ............................................     10,000        570,000
  Molex Inc - Class A ...................................     31,250      1,046,875
  Oracle Systems ........................................     20,000(b)     767,500
  Robotic Vision Systems Inc ............................     15,000(b)     350,625
  SCI Systems ...........................................     10,000(b)     345,000
  Silicon Graphics ......................................     15,000(b)     515,625
  Symantec ..............................................     40,000(b)   1,200,000
  Trident Micro-Systems .................................     20,000(b)     440,000
  Zycon Corp ............................................      5,000(b)      61,250
                                                                         ----------
                                                                          9,601,875
                                                                         ----------

 TRANSPORTATION (0.1%):
  Midwest Express .......................................        100(b)       2,250
                                                                         ----------

 UTILITIES (3.4%):
  SBC Communications Inc. ...............................     30,000      1,650,000
                                                                         ----------

   Total Common Stock
    (cost: $37,984,610)  ................................                47,033,388
                                                                         ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

EQUITY STRATEGY FUND
(CONTINUED)

                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
SHORT-TERM SECURITIES (1.6%):
  Repurchase agreement with Goldman Sachs in a joint
   trading account collateralized by U.S. government
   securities, acquired on 9/29/95, accrued interest at
   repurchase date of $410, 6.44%, 10/2/95
   (cost: $764,000) .....................................    764,000     $  764,000
                                                                         ----------

   Total Investments in Securities (98.7%)
    (cost: $38,748,610)(c)  .............................                47,797,388
                                                                         ----------

   Other assets in excess of liabilities (1.3%)  ........                   623,890
                                                                         ----------
   Net assets (100.0%) ................................ $                48,421,278
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $38,761,719. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE:

      GROSS UNREALIZED APPRECIATION .... $   9,245,055
      GROSS UNREALIZED DEPRECIATION ......    (209,386)
                                            ----------
        NET UNREALIZED APPRECIATION .... $   9,035,669
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

VALUE FUND
SEPTEMBER 30, 1995

                                                            Number         Market
Name of Issuer                                             of Shares     Value (a)
---------------------------------------------------------  ---------     ----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
COMMON STOCK (97.9%):
 BASIC ENERGY (12.0%):
  Anadarko Petroleum ....................................     85,000     $4,026,875
  Baker Hughes ..........................................    200,000      4,075,000
  Halliburton ...........................................    100,000      4,175,000
  Noble Affiliates ......................................    135,000      3,560,625
  Schlumberger ..........................................     75,000      4,893,750
                                                                         ----------
                                                                         20,731,250
                                                                         ----------
 BASIC MATERIALS (10.8%):
  Air Products & Chemicals ..............................     40,000      2,085,000
  Du Pont de Nemours, E.I. ..............................     25,000      1,718,750
  Morton International ..................................    200,000      6,200,000
  Nucor .................................................     50,000      2,237,500
  Phelps Dodge ..........................................     50,000      3,131,250
  Willamette Industries .................................     50,000      3,337,500
                                                                         ----------
                                                                         18,710,000
                                                                         ----------
 CAPITAL GOODS AND SERVICES (15.6%):
  Allied-Signal .........................................    150,000      6,618,750
  General Electric ......................................     40,000      2,550,000
  Magna International ...................................    100,000      4,512,500
  Pentair ...............................................     75,000      3,375,000
  Sonat Offshore Drilling ...............................    120,000      3,915,000
  Wabash National Corp ..................................     86,200      3,049,325
  WMX Technologies ......................................    100,000      2,850,000
                                                                         ----------
                                                                         26,870,575
                                                                         ----------
 COMMERCIAL SERVICES (1.3%):
  Sensormatic Electronics ...............................    100,000      2,300,000
                                                                         ----------
 CONSUMER DURABLES (4.3%):
  Chrysler ..............................................     75,000      3,975,000
  General Motors ........................................     75,000      3,515,625
                                                                         ----------
                                                                          7,490,625
                                                                         ----------
 CONSUMER NON-DURABLES (5.7%):
  Coca-Cola .............................................     40,000      2,760,000
  Colgate Palmolive .....................................     35,000      2,331,875
  Gillette ..............................................     50,000      2,381,250
  Procter & Gamble ......................................     30,000      2,310,000
                                                                         ----------
                                                                          9,783,125
                                                                         ----------
 CONSUMER SERVICES (5.0%):
  CUC International .....................................     60,000      2,092,500
  H & R Block ...........................................    100,000      3,800,000
  Service Corp. International ...........................     70,000      2,738,750
                                                                         ----------
                                                                          8,631,250
                                                                         ----------
 FINANCIAL SERVICES (10.1%):
  American International Group ..........................     30,000      2,550,000
  Federal National Mortgage Association .................     25,000      2,587,500
  Finova Group ..........................................     40,000      1,780,000
  Franklin Resources ....................................     60,000      3,457,500
  Norwest ...............................................    125,000      4,093,750
  TCF Financial .........................................     50,000      2,912,500
                                                                         ----------
                                                                         17,381,250
                                                                         ----------
 HEALTH CARE (5.6%):
  Medtronic .............................................     80,000      4,300,000

                                                           Number of
                                                           Shares or
                                                           Principal       Market
Name of Issuer                                              Amount       Value (a)
---------------------------------------------------------  ---------     ----------
  St. Jude Medical ......................................     45,000(b)  $2,846,250
  United Healthcare .....................................     50,000      2,443,750
                                                                         ----------
                                                                          9,590,000
                                                                         ----------
 RETAIL TRADE (6.5%):
  Home Depot ............................................     40,000      1,595,000
  Tandy .................................................    100,000      6,075,000
  The Gap ...............................................    100,000      3,600,000
                                                                         ----------
                                                                         11,270,000
                                                                         ----------
 TECHNOLOGY (8.1%):
  First Data ............................................     30,000      1,860,000
  First Financial Management ............................     20,000      1,952,500
  General Instruments Corp ..............................     70,000(b)   2,100,000
  Intel .................................................     30,000      1,803,750
  Motorola ..............................................     50,000      3,818,750
  Tech Data Corp ........................................    175,000(b)   2,471,875
                                                                         ----------
                                                                         14,006,875
                                                                         ----------
 TRANSPORTATION (2.9%):
  AMR Corp ..............................................     35,000(b)   2,524,375
  Carnival Corp - Class A ...............................    100,000      2,400,000
                                                                         ----------
                                                                          4,924,375
                                                                         ----------
 UTILITIES (10.0%):
  Airtouch Communications ...............................    200,000(b)   6,125,000
  AT & T Corp ...........................................     30,000      1,972,500
  Enron .................................................    200,000      6,700,000
  Enron Global Power & Pipelines ........................    105,200      2,406,450
                                                                         ----------
                                                                         17,203,950
                                                                         ----------
   Total Common Stock
    (cost: $125,521,631)  ...............................                168,893,275
                                                                         ----------
SHORT-TERM SECURITIES (0.3%):
  Repurchase agreement with Goldman Sachs in a joint
   trading account collateralized by U.S. government
   agency securities, acquired on 9/29/95, accrued
   interest at repurchase date of $233, 6.44%, 10/2/95
   (cost: $434,000) .....................................    434,000        434,000
                                                                         ----------
   Total Investments in Securities (98.2%)
    (cost: $125,955,631)(c)  ............................                169,327,275
                                                                         ----------
   Other assets in excess of liabilities (1.8%)  ........                 3,158,007
                                                                         ----------
   Net assets (100.0%) ................................ $                172,485,282
                                                                         ----------
                                                                         ----------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) AT SEPTEMBER 30, 1995, THE COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES WAS $125,962,686. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE:

      GROSS UNREALIZED APPRECIATION .... $  45,129,751
      GROSS UNREALIZED DEPRECIATION ......  (1,765,162)
                                            ----------
        NET UNREALIZED APPRECIATION .... $  43,364,589
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

                                                                Emerging       Equity
                                                                 Growth       Strategy       Value
                                                                  Fund          Fund         Fund
                                                              -------------  -----------  -----------

ASSETS:
  Investments in securities at market value*
  (including repurchase agreements of $18,353,000; $764,000
    and $434,000, respectively) .......................... $    250,110,375   47,797,388  169,327,275
  Cash in bank on demand deposit ...........................         79,217    1,025,618       25,595
  Receivable for investment securities sold ................      4,012,540      365,576    3,845,758
  Receivable for fund shares sold ..........................        553,783        1,672       48,102
  Dividends and accrued interest receivable ................        113,461    1,788,587      228,380
                                                              -------------  -----------  -----------
      Total assets .........................................    254,869,376   50,978,841  173,475,110
                                                              -------------  -----------  -----------

LIABILITIES:
  Securities sold short, at market value (proceeds of
    $1,174,697) ............................................             --    1,270,000           --
  Payable for investment securities purchased ..............      1,895,875      981,525           --
  Payable for fund shares redeemed .........................        136,814      253,332      844,806
  Accrued investment management fee ........................        142,631       30,407      101,821
  Accrued distribution fee .................................         62,036       12,163       43,201
  Other accrued expenses ...................................             --       10,136           --
                                                              -------------  -----------  -----------
      Total liabilities ....................................      2,237,356    2,557,563      989,828
                                                              -------------  -----------  -----------
Net assets applicable to outstanding capital stock ....... $    252,632,020   48,421,278  172,485,282
                                                              -------------  -----------  -----------
                                                              -------------  -----------  -----------

REPRESENTED BY:
  Capital stock - authorized 2 billion shares of $0.01 par
    value; outstanding, 9,738,623; 2,487,738 and 8,454,317
    shares, respectively ................................. $         97,386       24,877       84,543
  Additional paid-in capital ...............................    133,645,121   37,471,311  111,286,753
  Undistributed net investment income ......................             --      172,295       60,888
  Accumulated net realized gain on investments .............     18,725,810    1,799,320   17,681,454
  Unrealized appreciation of investments ...................    100,163,703    8,953,475   43,371,644
                                                              -------------  -----------  -----------
      Total - representing net assets applicable to
       outstanding capital stock ......................... $    252,632,020   48,421,278  172,485,282
                                                              -------------  -----------  -----------
                                                              -------------  -----------  -----------

Net asset value per share of outstanding capital stock ... $          25.94        19.46        20.40
                                                              -------------  -----------  -----------
                                                              -------------  -----------  -----------

* Investments in securities at identified cost ........... $    149,946,672   38,748,610  125,955,631
                                                              -------------  -----------  -----------
                                                              -------------  -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

                                                               Emerging     Equity
                                                                Growth     Strategy       Value
                                                                 Fund        Fund         Fund
                                                              ----------  -----------  -----------

INCOME:
  Dividends (net of foreign withholding taxes of $2,453;
    $3,350 and $0, respectively) ......................... $  1,069,446       716,897    2,718,933
  Interest .................................................    531,456       409,911      178,917
                                                              ----------  -----------  -----------
      Total investment income ..............................  1,600,902     1,126,808    2,897,850
                                                              ----------  -----------  -----------

EXPENSES (NOTE 5):
  Investment management fee ................................  1,525,105       463,332    1,232,856
  Distribution fee .........................................  1,096,622       308,478      871,124
  Custodian, accounting and transfer agent fees ............    289,528       117,449      254,058
  Shareholder servicing fees ...............................     87,841        36,395       65,796
  Registration fees ........................................     26,421        19,707       19,673
  Reports to shareholders ..................................     38,273        17,966       29,998
  Amortization of organization costs (note 2) ..............      4,562            --           --
  Directors' fees ..........................................      2,744         2,137        2,479
  Audit and legal fees .....................................     36,802        34,545       36,448
  Other expenses ...........................................     11,314         5,007       11,872
                                                              ----------  -----------  -----------
      Total expenses .......................................  3,119,212     1,005,016    2,524,304
  Less expenses waived by the adviser ......................         --       (30,130)          --
  Less expenses waived by the distributor ..................   (403,780 )    (112,015)    (318,615)
                                                              ----------  -----------  -----------
      Net expenses before expenses paid indirectly .........  2,715,432       862,871    2,205,689
  Less expenses paid indirectly ............................       (130 )     (48,632)         (64)
                                                              ----------  -----------  -----------
      Total net expenses ...................................  2,715,302       814,239    2,205,625
                                                              ----------  -----------  -----------

      Net investment income (loss) .........................  (1,114,400)     312,569      692,225
                                                              ----------  -----------  -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain on investments (note 3) ................  22,980,605    7,089,314   33,873,121
  Net realized loss on closed futures contracts ............         --    (4,790,089)          --
                                                              ----------  -----------  -----------
    Net realized gain on investments .......................  22,980,605    2,299,225   33,873,121
  Net change in unrealized appreciation or depreciation of
    investments ............................................  44,487,176    3,616,002   (3,064,427)
                                                              ----------  -----------  -----------
    Net gain on investments ................................  67,467,781    5,915,227   30,808,694
                                                              ----------  -----------  -----------

      Net increase in net assets resulting from
       operations ........................................ $  66,353,381    6,227,796   31,500,919
                                                              ----------  -----------  -----------
                                                              ----------  -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                             Emerging Growth Fund        Equity Strategy Fund            Value Fund
                                          --------------------------  --------------------------  ------------------------
                                           Year Ended    Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                             9/30/95       9/30/94      9/30/95       9/30/94       9/30/95      9/30/94
                                          -------------  -----------  -----------  -------------  -----------  -----------

OPERATIONS:
  Net investment income (loss) ....... $     (1,114,400)    (817,895)     312,569        310,623      692,225      957,394
  Net realized gain (loss) on
    investments ........................     22,980,605    2,476,626    2,299,225       (433,655)  33,873,121    1,294,243
  Net change in unrealized appreciation
    or depreciation of investments .....     44,487,176   (7,254,383)   3,616,002      1,869,483   (3,064,427)  (5,971,259)
                                          -------------  -----------  -----------  -------------  -----------  -----------

    Net increase (decrease) in net
      assets resulting from
      operations .......................     66,353,381   (5,595,652)   6,227,796      1,746,451   31,500,919   (3,719,622)
                                          -------------  -----------  -----------  -------------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................             --           --     (368,410)      (132,166)    (713,170)  (1,309,008)
  Net realized gains ...................             --           --           --             --  (17,100,544)          --
                                          -------------  -----------  -----------  -------------  -----------  -----------
    Total distributions ................             --           --     (368,410)      (132,166) (17,813,714)  (1,309,008)
                                          -------------  -----------  -----------  -------------  -----------  -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
  Proceeds from sales (note 5) .........     30,869,511   86,082,654    3,460,408     16,088,025   16,086,755   40,856,342
  Proceeds from shares issued for
    reinvestment of distributions ......             --           --      368,425        125,644   17,812,204    1,295,650
  Payments for shares redeemed .........    (68,778,435) (46,909,659) (39,642,763)   (23,460,592) (69,895,194) (94,553,729)
                                          -------------  -----------  -----------  -------------  -----------  -----------
    Increase (decrease) in net assets
      from capital share
      transactions .....................    (37,908,924)  39,172,995  (35,813,930)    (7,246,923) (35,996,235) (52,401,737)
                                          -------------  -----------  -----------  -------------  -----------  -----------
      Total increase (decrease) in net
        assets .........................     28,444,457   33,577,343  (29,954,544)    (5,632,638) (22,309,030) (57,430,367)

Net assets at beginning of year ........    224,187,563  190,610,220   78,375,822     84,008,460  194,794,312  252,224,679
                                          -------------  -----------  -----------  -------------  -----------  -----------

Net assets at end of year ............ $    252,632,020  224,187,563   48,421,278     78,375,822  172,485,282  194,794,312
                                          -------------  -----------  -----------  -------------  -----------  -----------
                                          -------------  -----------  -----------  -------------  -----------  -----------

Undistributed net investment income ...$             --           --      172,295        228,136       60,888       81,833
                                          -------------  -----------  -----------  -------------  -----------  -----------
                                          -------------  -----------  -----------  -------------  -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                 Piper Funds Inc. (the company) was
                 incorporated on November 12, 1986, and is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company that currently includes a series of 13 individual funds including Emerging Growth Fund, Equity Strategy Fund, and Value Fund (the funds), each of which is classified as a diversified fund. The company's articles of incorporation permit the board of directors to create additional funds in the future.
(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
   POLICIES
                 INVESTMENTS IN SECURITIES
                 Investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last sales price prior to the time when assets are valued. Securities traded in the over-the-counter market, listed securities for which no sale was reported on that date, and open short positions are valued at the mean of the bid and asked prices. Exchange-listed options are valued at the last sales price, and open financial futures contracts are valued at the last settlement price. Such valuations are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less, are valued at amortized cost which approximates market value.

                 Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium computed on a level yield basis, is accrued daily.

                 OPTIONS TRANSACTIONS
                 For hedging purposes, the funds may buy and sell put and call options, write covered-call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                 Option contracts are valued daily and
                 unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost for a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                 FUTURES TRANSACTIONS
                 In order to gain exposure to or protect from changes in the market, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                 FEDERAL TAXES
                 Each fund within the company will be treated as a separate entity for federal income tax purposes. Each fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, each fund intends to distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                 Net investment income and net realized gains
                 (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                 On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassificiation adjustment has been made to increase undistributed net investment income and decrease additional paid-in-capital by $1,114,400 for Emerging Growth Fund.

                 DISTRIBUTIONS TO SHAREHOLDERS
                 Distributions to shareholders from net
                 investment income for Value Fund are declared and paid on a quarterly basis. For Emerging Growth Fund and Equity Strategy Fund, dividends from net investment income, if any, will be made on an annual basis for each fund. Distributions from net realized gains, if any, will be made at least annually.

                 ORGANIZATION COSTS
                 Organization costs were incurred in connection with the start up and initial registration of the funds. These costs, which were amortized over 60 months on a straight-line basis were fully amortized in 1995.

                 REPURCHASE AGREEMENTS
                 The funds, along with other affiliated
                 registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Procedures for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount in the event of a default.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
                 Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended
                 September 30, 1995, were as follows:

                                                             Equity
                                              Emerging      Strategy
                                            Growth Fund       Fund       Value Fund
                                            ------------  ------------  ------------
Purchases .............................. $    69,302,145    96,493,672   137,281,442
Sales Proceeds ......................... $   125,812,368   125,246,987   191,269,712

                 For the year ended September 30, 1995,
                 brokerage commissions paid to Piper Jaffray
                 Inc. (Piper Jaffray), the funds' distributor, amounted to $15,314 and $125,638 for Emerging
                 Growth Fund and Equity Strategy Fund,
                 respectively.

(4) CAPITAL SHARE
    TRANSACTIONS
                 Transactions in shares of each fund for the years ended September 30, 1995 and 1994, were as follows:

                                                  Emerging     Equity
                                                   Growth     Strategy
                                                    Fund        Fund     Value Fund
                                                 ----------  ----------  ----------
1995:
  Sold.........................................   1,474,930     205,012     833,862
  Issued for reinvested distributions..........          --      13,052     812,811
  Redeemed.....................................  (3,378,437) (2,294,518) (3,500,722)
                                                 ----------  ----------  ----------
    Decrease...................................  (1,903,507) (2,076,454) (1,854,049)
                                                 ----------  ----------  ----------
                                                 ----------  ----------  ----------
1994:
  Sold.........................................   4,421,099     943,559   2,136,132
  Issued for reinvested distributions..........          --       7,536      67,930
  Redeemed.....................................  (2,438,009) (1,375,127) (4,963,501)
                                                 ----------  ----------  ----------
    Increase (decrease)........................   1,983,090    (424,032) (2,759,439)
                                                 ----------  ----------  ----------
                                                 ----------  ----------  ----------

(5) FEES AND EXPENSES
                 The company has entered into an investment advisory and management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fees for Emerging Growth Fund, Equity Strategy Fund and Value Fund are equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% on the next $200 million in net assets and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million.

                 Each fund also pays Piper Jaffray, the funds' distributor, a monthly fee in connection with the servicing of each fund's shareholder accounts and in connection with distribution-related services provided to each fund. Such fee is charged on a monthly basis and is limited to a maximum of 1/12 of 0.50% for each of the funds. The 0.50% fee includes 0.25% payable as a servicing fee and 0.25% payable as a distribution fee. For the year ended September 30, 1995, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.32% of average daily net assets for each fund.

                 Each of the funds has also entered into
                 shareholder account servicing agreements under which Piper Jaffray performs various transfer and dividend disbursing agent services. The fee, which is paid monthly to Piper Jaffray for providing such service, is equal to an annual rate of $6.50 per active shareholder account, and $1.60 per closed shareholder account.

                 In addition to the above fees, each fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees,

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                 registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, organization costs, insurance, interest, taxes and other miscellaneous expenses. For the year ended September 30, 1995, Piper Capital voluntarily limited total fees and expenses, including the distribution and servicing fee, but excluding interest and income tax expenses, to not more than 1.32% of average daily net assets on an annual basis for Equity Strategy Fund.

                 Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                 Sales charges by Piper Jaffray for
                 distributing the funds' shares were $288,665;
                 $39,339 and $133,585 for Emerging Growth Fund,
                 Equity Strategy Fund and Value Fund,
                 respectively, for the year ended September 30, 1995.

(6) SECURITIES
   SOLD SHORT
                 Equity Strategy Fund had the following open short sale positions for which the fund owned at least an equivalent number of shares for each issue as of September 30, 1995:

                                                Market
          Common Stock             Shares        Value
          -------------------      ------      ---------
          Loral Corporation        10,000      $570,000
          Target Therapeutics      10,000       700,000
                                               ---------
                                               $1,270,000
                                               ---------
                                               ---------

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                 Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
                 EMERGING GROWTH FUND

                                                                    Fiscal year ended September 30,
                                                    ---------------------------------------------------------------
                                                       1995          1994         1993         1992         1991
                                                    -----------   ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of period ........... $    19.26          19.73        14.41        13.86         8.59
                                                    -----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income (loss)....................    (0.11)         (0.07)       (0.05)       (0.01)        0.02
  Net realized and unrealized gains (losses) on
   investments....................................     6.79          (0.40)        5.37         0.64         5.28
                                                    -----------   ----------   ----------   ----------   ----------
    Total from operations.........................     6.68          (0.47)        5.32         0.63         5.30
                                                    -----------   ----------   ----------   ----------   ----------
Distributions to shareholders from:
  Net investment income...........................       --             --           --           --        (0.03)
  Net realized gains on investments...............       --             --           --        (0.08)          --
                                                    -----------   ----------   ----------   ----------   ----------
    Total distributions...........................       --             --           --        (0.08)       (0.03)
                                                    -----------   ----------   ----------   ----------   ----------
Net asset value, end of period ................. $    25.94          19.26        19.73        14.41        13.86
                                                    -----------   ----------   ----------   ----------   ----------
                                                    -----------   ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return*.....................................    34.68%         (2.38%)      36.92%        4.55%       61.80%

Net assets, end of year (in millions) .......... $      253            224          191          110           56
Ratio of expenses to average daily net assets**...     1.24%          1.24%        1.29%        1.30%        1.30%
Ratio of net investment income to average daily
  net assets**....................................    (0.51%)        (0.38%)      (0.34%)      (0.14%)       0.11%
Portfolio turnover rate (excluding short-term
  securities).....................................      33%             31%          30%          21%          27%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
** DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD EMERGING GROWTH FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.42%/(0.69%) IN FISCAL 1995, 1.44%/(0.58%) IN FISCAL 1994, 1.49%/(0.54%)
     IN FISCAL 1993, 1.56%/(0.40%) IN FISCAL 1992, AND 1.70%/(0.29%) IN FISCAL
     1991. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR YEAR EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                 Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
                 EQUITY STRATEGY FUND

                                                                    Fiscal year ended September 30,
                                                    ---------------------------------------------------------------
                                                       1995          1994         1993         1992         1991
                                                    -----------   ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of period ........... $    17.17          16.84        13.57        12.82         9.17
                                                    -----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income+..........................     0.11           0.07         0.03         0.08         0.07
  Net realized and unrealized gains on
   investments....................................     2.27           0.29         3.30         0.71         3.65
                                                    -----------   ----------   ----------   ----------   ----------
    Total from operations.........................     2.38           0.36         3.33         0.79         3.72
                                                    -----------   ----------   ----------   ----------   ----------
Distributions to shareholders from:
  Net investment income...........................    (0.09)         (0.03)       (0.06)       (0.04)       (0.07)
                                                    -----------   ----------   ----------   ----------   ----------
    Net asset value, end of period ............. $    19.46          17.17        16.84        13.57        12.82
                                                    -----------   ----------   ----------   ----------   ----------
                                                    -----------   ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return*.....................................    13.88%          2.12%       24.56%        6.18%       40.71%

Net assets end of year (in millions) ........... $       48             78           84            9            9
Ratio of expenses to average daily net assets**...     1.40%          1.32%        1.28%        1.47%        1.32%
Ratio of net investment income to average daily
  net assets+**...................................     0.43%          0.37%        0.50%        0.56%        0.61%
Portfolio turnover rate (excluding short-term
  securities).....................................      182%           177%         154%         420%         507%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
** DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD EQUITY STRATEGY FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS:
     1.63%/0.20% IN FISCAL 1995, 1.54%/0.15% IN FISCAL 1994, 1.86%/(0.08%) IN
     FISCAL 1993, 2.49%/(0.46%) IN FISCAL 1992, AND 2.39%/(0.46%) IN FISCAL
     1991. BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR YEAR EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
+ FOR THE YEAR ENDED SEPTEMBER 30, 1992, GROSS EXPENSES INCLUDED $0.02 PER SHARE OF INCOME TAX EXPENSE.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                 Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
                 VALUE FUND

                                                                    Fiscal year ended September 30,
                                                    ---------------------------------------------------------------
                                                       1995          1994         1993         1992         1991
                                                    -----------   ----------   ----------   ----------   ----------
PER-SHARE DATA

Net asset value, beginning of period ........... $    18.90          19.30        17.06        16.86        11.69
                                                    -----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income...........................     0.08           0.08         0.12         0.17         0.19
  Net realized and unrealized gains (losses) on
   investments....................................     3.60          (0.37)        2.24         0.76         5.18
                                                    -----------   ----------   ----------   ----------   ----------
    Total from operations.........................     3.68          (0.29)        2.36         0.93         5.37
                                                    -----------   ----------   ----------   ----------   ----------
Distributions to shareholders from:
  Net investment income...........................    (0.08)         (0.11)       (0.12)       (0.16)       (0.20)
  Net realized gains..............................    (2.10)            --           --        (0.57)          --
                                                    -----------   ----------   ----------   ----------   ----------
    Total distributions...........................    (2.18)         (0.11)       (0.12)       (0.73)       (0.20)
                                                    -----------   ----------   ----------   ----------   ----------
    Net asset value, end of period ............. $    20.40          18.90        19.30        17.06        16.86
                                                    -----------   ----------   ----------   ----------   ----------
                                                    -----------   ----------   ----------   ----------   ----------

SELECTED INFORMATION

Total return*.....................................    20.60%         (1.51%)      13.85%        5.76%       46.23%

Net assets end of year (in millions) ........... $      172            195          252          200          107
Ratio of expenses to average daily net assets**...     1.27%          1.23%        1.26%        1.29%        1.32%
Ratio of net investment income to average daily
  net assets**....................................     0.40%          0.43%        0.66%        1.04%        1.25%
Portfolio turnover rate (excluding short-term
  securities).....................................       80%            11%          45%          36%          36%

* TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
** DURING THE YEARS REFLECTED ABOVE, THE ADVISER AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD VALUE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.45%/0.22% IN FISCAL 1995, 1.42%/0.24% IN FISCAL 1994, 1.44%/0.48% IN FISCAL 1993,
     1.47%/0.86% IN FISCAL 1992, AND 1.55%/1.02% IN FISCAL 1991. BEGINNING IN
     FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR YEAR EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

                 THE BOARD OF DIRECTORS AND SHAREHOLDERS
                 PIPER FUNDS INC.:

                 We have audited the accompanying statements of assets and liabilities, including the schedule of investments in securities, of Piper Emerging Growth Fund, Piper Equity Strategy Fund and Piper Value Fund (portfolios within Piper Funds Inc.) as of September 30, 1995 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended September 30, 1995. These financial statements and the financial highlights are the responsibility of the portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Piper Emerging Growth Fund, Piper Equity Strategy Fund and Piper Value Fund as of September 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period ended September 30, 1995, in conformity with generally accepted accounting principles.

                 KPMG Peat Marwick LLP
                 Minneapolis, Minnesota
                 November 10, 1995

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

                 Information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions shown below. In February 1996, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis. Shareholders should consult a tax adviser on how to report these distributions for state and local income taxes.

                 EMERGING GROWTH FUND
                 For the year ended September 30, 1995
                 No declared dividends.

                 EQUITY STRATEGY FUND
                 For the year ended September 30, 1995
                 INCOME DISTRIBUTIONS -- taxable as dividend income, 100% qualify for corporate dividends received deduction.

Payable Date                                                               Per Share
------------------------------------------------------------------------  -----------

December 19, 1994 .................................................... $      0.0870
                                                                          -----------
                                                                          -----------

                 VALUE FUND
                 For the year ended September 30, 1995
                 INCOME DISTRIBUTIONS -- taxable as dividend income, 48.77% qualify for corporate dividends received deduction.

Payable Date                                                               Per Share
------------------------------------------------------------------------  -----------

December 19, 1994 .................................................... $      0.1093*
March 10, 1995 .........................................................      0.0300
June 9, 1995 ...........................................................      2.0250**
September 12, 1995 .....................................................      0.0150
                                                                          -----------
                                                                      $       2.1793
                                                                          -----------
                                                                          -----------

                 *   THE DISTRIBUTION OF $0.1093 PER SHARE,
                     PAYABLE ON DECEMBER 19, 1994, CONSISTED OF
                     $0.0120 DERIVED FROM NET INVESTMENT INCOME
                     AND $0.0973 FROM NET LONG-TERM CAPITAL
                     GAINS.
                 **  THE DISTRIBUTION OF $2.0250 PER SHARE,
                     PAYABLE ON JUNE 9, 1995, CONSISTED OF
                     $0.0250 DERIVED FROM NET INVESTMENT INCOME
                     AND $2.00 FROM NET LONG-TERM CAPITAL
                     GAINS.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS                 David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS, INC., KIEFER
                              BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                          Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                          William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER CAPITAL
                              MANAGEMENT INCORPORATED
                          Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                          Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL CORP.,
                              HORMEL
                              FOODS CORP.
                          George Latimer, DIRECTOR, SPECIAL ACTIONS OFFICE, OFFICE OF THE SECRETARY,
                              DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT

OFFICERS                  William H. Ellis, CHAIRMAN OF THE BOARD
                          Paul A. Dow, PRESIDENT
                          Worth Bruntjen, SENIOR VICE PRESIDENT
                          Richard W. Filippone, SENIOR VICE PRESIDENT
                          Marijo A. Goldstein, SENIOR VICE PRESIDENT
                          Steven V. Markusen, SENIOR VICE PRESIDENT
                          Robert H. Nelson, SENIOR VICE PRESIDENT
                          Edward P. Nicoski, SENIOR VICE PRESIDENT
                          Nancy S. Olsen, SENIOR VICE PRESIDENT
                          Ronald R. Reuss, SENIOR VICE PRESIDENT
                          Bruce D. Salvog, SENIOR VICE PRESIDENT
                          Sandra K. Shrewsbury, SENIOR VICE PRESIDENT
                          David M. Steele, SENIOR VICE PRESIDENT
                          Douglas J. White, SENIOR VICE PRESIDENT
                          J. Bradley Stone, VICE PRESIDENT
                          Marcy K. Winson, VICE PRESIDENT
                          David E. Rosedahl, SECRETARY
                          Charles N. Hayssen, TREASURER

INVESTMENT ADVISER        Piper Capital Management Incorporated
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

DISTRIBUTOR               Piper Jaffray Inc.
                          222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

CUSTODIAN AND             Investors Fiduciary Trust Company
TRANSFER AGENT            127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
                          4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

LEGAL COUNSEL             Dorsey & Whitney P.L.L.P.
                          220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------
PIPER CAPITAL
 MANAGEMENT
--------------

PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN  55402-3804
                                                               -----------------
                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      PAID
                                                                Permit No. 3008
                                                                   Mpls., MN
                                                               -----------------
PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.
THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.
[LOGO]

010-96  XGF-01  11/95